UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

June 1, 2011

Date of Report (date of earliest event reported)

ADVENT SOFTWARE, INC.

(Exact name of registrant as specified in its charter)

State of Delaware	0-26994	94-2901952
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

600 Townsend Street

San Francisco, California 94103

(Address of principal executive offices)

(415) 543-7696

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01 Completion of Acquisition or Disposition of Assets

ITEM 8.01 Other Events

ITEM 9.01 Financial Statements and Exhibits

SIGNATURES

EXHIBIT INDEX

EXHIBIT 2.1

EXHIBIT 2.2

EXHIBIT 99.1

ITEM 2.01 Completion of Acquisition or Disposition of Assets

As of June 1, 2011, Advent Software, Inc. (“Advent” or the “Company”) completed its acquisition of Black Diamond Performance Reporting, LLC, a Florida limited liability company (“Black Diamond”), pursuant to an Agreement and Plan of Merger (the “Merger Agreement”), dated May 12, 2011, by and among the Company, Birdie Acquisition LLC, a Delaware limited liability company and a wholly-owned subsidiary of the Company, (“Merger Sub”), Black Diamond and, with respect to Article VII, Article VIII and Article IX thereof only, Reed Colley as securityholders’ representative and U.S. Bank National Association as escrow agent, as amended by the Amendment to Agreement and Plan of Merger, dated June 1, 2011 (the “Amendment”). Pursuant to the Merger Agreement and the Amendment, Black Diamond merged with and into Merger Sub, the separate corporate existence of Black Diamond ceased and Merger Sub continued as the surviving entity and a wholly-owned subsidiary of the Company.

The total consideration paid by Advent in connection with the merger was approximately $73 million in cash. Approximately $7 million of the consideration was placed into escrow for up to approximately eighteen (18) months following the closing to be held as partial security for losses incurred by the Company in the event of certain breaches of the representations and warranties contained in the Merger Agreement or certain other events.  All options to acquire Black Diamond ownership interests became vested and were cancelled and converted into the right to a portion of the merger consideration.

The foregoing description of the transactions consummated pursuant to the Merger Agreement, as amended, does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which was filed as Exhibit 2.1 to Advent’s Current Report on Form 8-K, filed on May 16, 2011, and is incorporated herein by reference, and to the Amendment, which is filed as Exhibit 2.2 hereto and is incorporated herein by reference.

ITEM 8.01  Other Events

The Company issued a press release on June 2, 2011 announcing that it completed the acquisition of Black Diamond. The full text of the press release is set forth in the attached Exhibit 99.1.

ITEM 9.01 Financial Statements and Exhibits

(d) Exhibits

The following exhibits are furnished as part of this Current Report on Form 8-K.

Exhibit No.	Exhibit Description
2.1*

Agreement and Plan of Merger dated as of May 12, 2011 by and among the Company, Birdie Acquisition LLC, a Delaware limited liability company and wholly-owned subsidiary of the Company, Black Diamond Performance Reporting, LLC, a Florida limited liability company, and, with respect to Article VII, Article VIII and Article IX thereof only, Reed Colley as securityholders’ representative and U.S. Bank National Association as escrow agent (which is incorporated herein by reference to Exhibit 2.1 to Advent’s Current Report on Form 8-K filed on May 16, 2011).

2.2

Amendment to Agreement and Plan of Merger dated as of June 1, 2011 by and among the Company, Birdie Acquisition LLC, a Delaware limited liability company and wholly-owned subsidiary of the Company, Black Diamond Performance Reporting, LLC, a Florida limited liability company, and Reed Colley as securityholders’ representative.

99.1	Press release dated June 2, 2011.

* Previously filed

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ADVENT SOFTWARE, INC.

By:	/s/ James S. Cox
James S. Cox
Senior Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)

Dated: June 6, 2011

EXHIBIT INDEX

Exhibit No.	Exhibit Description
2.1*

Agreement and Plan of Merger dated as of May 12, 2011 by and among the Company, Birdie Acquisition LLC, a Delaware limited liability company and wholly-owned subsidiary of the Company, Black Diamond Performance Reporting, LLC, a Florida limited liability company, and, with respect to Article VII, Article VIII and Article IX thereof only, Reed Colley as securityholders’ representative and U.S. Bank National Association as escrow agent (which is incorporated herein by reference to Exhibit 2.1 to Advent’s Current Report on Form 8-K filed on May 16, 2011).

2.2

Amendment to Agreement and Plan of Merger dated as of June 1, 2011 by and among the Company, Birdie Acquisition LLC, a Delaware limited liability company and wholly-owned subsidiary of the Company, Black Diamond Performance Reporting, LLC, a Florida limited liability company, and Reed Colley as securityholders’ representative.

99.1	Press release dated June 2, 2011.

* Previously filed